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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2003



                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                         1-12534                  72-1133047
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 2, 2003, Newfield issued a press release providing an update on the Treasure Island Project. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

            99.1 Press release issued by Newfield Exploration Company on June 2, 2003.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEWFIELD EXPLORATION COMPANY

Date: June 2, 2003                By: /s/ TERRY W. RATHERT
                                      ----------------------------------
                                      Terry W. Rathert
                                      Vice President and Chief Financial Officer

                                      (Authorized Officer and Principal
                                       Financial Officer)



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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press release issued by Newfield Exploration Company on
               June 2, 2003.